UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

BARNES & NOBLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of Barnes & Noble, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending April 27, 2013. The Audit Committee invited several firms to participate in this process.

As a result of this process and following careful deliberation, on October 16, 2012, the Audit Committee notified BDO USA LLP (“BDO”) that it had determined to dismiss BDO as the Company’s independent registered public accounting firm, effective as of that same date. On and effective as of that same date, the Company entered into an engagement letter with Ernst & Young LLP (“E&Y”), approved by the Audit Committee, and engaged E&Y as the Company’s independent registered public accounting firm.

BDO’s reports on the Company’s consolidated financial statements for the years ended April 28, 2012 and April 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding BDO’s dismissal, there were:

(i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K). However, BDO was consulted on the accounting for the transactions with Microsoft, which closed on October 4, 2012, for which no conclusions were reached by the Company or BDO as of the date of termination.

The Company has provided BDO with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested BDO to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of BDO’s letter dated October 18, 2012 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding E&Y’s engagement, neither the Company nor anyone on its behalf consulted E&Y regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

In approving the selection of E&Y as the Company’s independent registered public accounting firm, the Audit Committee considered all relevant factors, including any non-audit services previously provided by E&Y to the Company.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of BDO dated October 18, 2012 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: October 19, 2012	By:	/s/ Allen W. Lindstrom
Name: Allen W. Lindstrom
Title: Vice President, Corporate Controller